LEASES - Future minimum lease payments (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Operating Leases
2021 (remaining 6 months)	$ 1,114
2022	2,258	$ 1,071
2023	2,072	1,069
2024	700	1,028
2025	192	258
2026	53	0
Total lease payments	6,389	3,426
Less amount representing interest	(447)	(401)
Total lease liability	5,942	3,025	$ 3,800
Less current portion of lease liability	(1,983)	(868)	(806)
Lease liability, net of current portion	$ 3,959	$ 2,157	$ 3,026